ASG GROWTH MARKETS FUND

Supplement dated July 31, 2013 to the ASG Growth Markets Fund Class A, C and Y

Prospectus and the Natixis Funds Statement of Additional Information, each dated April 1, 2013,

as may be revised and supplemented from time to time.

On July 31, 2013, the ASG Growth Markets Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.